LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


Collection Period:                  March 1-31, 2004                               Payment Date:   Apr 15 2004
Determination Date:                 Apr 09 2004                                    Report Branch:  2041


------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                           TOTAL          CLASS A-1        CLASS A-2        OVERCOLLATERALIZATION
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                        100.00%            68.64%           30.36%               1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00    92,000,000.00        3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00    92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%          2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%
Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR
     (net of Monthly Dealer Participation)
     of Remaining Portfolio                            10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                                           TOTAL          CLASS A-1        CLASS A-2
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance                                303,030,302.06    208,000,000.00    92,000,000.00        3,030,302.06
Total Note Balance                                300,000,000.00    208,000,000.00    92,000,000.00

EOP:
Number of Current Month Closed Contracts                     269
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 16,149
Total Pool Balance  -  EOP                        294,554,489.88    199,524,187.81    92,000,000.00        3,030,302.06
Total Note Balance - EOP                          289,976,241.30    197,976,241.30    92,000,000.00

Class Collateral Pool Factors                         0.96658747        0.95180885       1.00000000

Weighted Average APR of Remaining Portfolio            10.06636%
Weighted Average Monthly Dealer Participation
     Fee Rate                                           0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio      10.06636%
Weighted Average Remaining Term                            64.10
Weighted Average Original Term                             68.06

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                         CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:              Principal                                                       4,133,113.14
                               Interest                                                        2,520,773.95
Early Payoffs:                 Principal Collected                                             4,271,598.03
                               Early Payoff Excess Servicing Compensation                            326.78
                               Early Payoff Principal Net of Rule of 78s Adj.                  4,271,271.25             261
                               Interest                                                           36,806.50
Liquidated Receivable:         Principal Collected                                                     0.00
                               Liquidated Receivable Excess Servicing Compensation                     0.00
                               Liquidated Receivable Principal Net of Rule of 78s Adj.                 0.00               0
                               Interest                                                                0.00
Purchase Amount:               Principal                                                          71,427.80               8
                               Interest                                                            1,344.59
                                  Total Principal                                              8,475,812.19
                                  Total Interest                                               2,558,925.04
                               Total Principal and Interest                                   11,034,737.23
Recoveries                                                                                             0.00
Excess Servicing Compensation                                                                        326.78
Late Fees & Miscellaneous Fees                                                                    29,978.65
Collection Account Customer Cash                                                              11,065,042.66
Additional Collection Account Cash:
Collection Account Investment Income                                                               2,357.74
Available Funds                                                                               11,067,400.40

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DISTRIBUTION         SHORTFALL/DRAW
DISTRIBUTION                                                                                 AMOUNT           DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         11,067,400.40
Monthly Dealer Participation Fee                                               0.00      11,067,400.40               0.00
Prior Unpaid Dealer Participation Fee                                          0.00      11,067,400.40
Servicing Fees:                      Current Month Servicing Fee         441,919.19
                                     Prior Period Unpaid Servicing Fee         0.00
                                     Late Fees & Miscellaneous Fees       29,978.65
                                     Excess Servicing Compensation           326.78
                                              Total Servicing Fees:      472,224.62      10,595,175.78               0.00
Indenture Trustee Fee                                                        875.00      10,594,300.78               0.00
Custodian Fee                                                              5,050.51      10,589,250.27               0.00
Backup Servicer Fee                                                        5,429.29      10,583,820.98               0.00
Prior Unpaid Indenture Trustee Fee                                             0.00      10,583,820.98               0.00
Prior Unpaid Custodian Fee                                                     0.00      10,583,820.98               0.00
Prior Unpaid Backup Servicer Fee                                               0.00      10,583,820.98               0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                     AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:           Current Month                       234,468.00       10,349,352.98            0.00
                                   Prior Carryover Shortfall                 0.00       10,349,352.98
Class A-2 Note Interest:           Current Month                       196,029.00       10,153,323.98            0.00
                                   Prior Carryover Shortfall                 0.00       10,153,323.98
Principal Payment Amount:          Current Month                     5,445,510.12        4,707,813.86            0.00
                                   Prior Carryover Shortfall                 0.00        4,707,813.86
Certificate Insurer:               Reimbursement Obligations                 0.00        4,707,813.86            0.00
                                   Premium                              84,576.79        4,623,237.07            0.00
Class C Interest Payment Amount    Current Month                        34,090.91        4,589,146.16            0.00
                                   Prior Carryover Shortfall                 0.00        4,589,146.16            0.00
Supplemental Enhancement Accoun    Reimbursement                             0.00        4,589,146.16            0.00
Expenses:                          Trust Collateral Agent                5,000.00        4,584,146.16            0.00
                                   Indenture Trustee                     7,500.00        4,576,646.16            0.00
                                   Backup Servicer                           0.00        4,576,646.16            0.00
                                   Custodian                                 0.00        4,576,646.16            0.00

Distribution to (from) the Spread Account                            4,576,646.16                0.00
Distribution (from) the Supplemental Enhancement Account                     0.00                0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                         Balance           Units
       BOP Liquidated Receivable Principal Balance            0.00                         0.00            0.00
       Cram Down Loss                                         0.00                         0.00            0.00
       Liquidation Principal Proceeds                         0.00
       Principal Loss                                         0.00
       Prior Month Cumulative Principal Loss LTD              0.00
       Cumulative Principal Loss LTD                          0.00                         0.00            0.00


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                             % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS           AMOUNT              BALANCE
     Current                              14,266         265,381,490.58            90.10%
     1-29 Days                             1,845          28,799,514.16             9.78%
     30-59 Days                               37             341,046.37             0.12%
     60-89 Days                                1              32,438.77             0.01%
     90-119 Days                               0                    -               0.00%
     120 Days or More                          0                    -               0.00%
                         Total            16,149         294,554,489.88           100.00%


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                      Trigger          Trigger      Event of Default   Event of
                                    Current Month    Threshold          Event          Threshold        Default

Average Delinquency Ratio                 0.00000%      6.00%             NO              8.00%            NO
Cumulative Default Rate                      0.00%      2.02%             NO              2.31%            NO
Cumulative Loss Rate                         0.00%      1.01%             NO              1.27%            NO


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                                     CERTIFICATE INVENTORY                                             RECOVERY INVENTORY
                                        # OF CONTRACTS       AMOUNT *                                    # OF CONTRACTS    AMOUNT *
Prior Month Inventory                          0               0.00               Prior Month Inventory               0           0
Repurchased                                    0               0.00                         Repurchased               0           0
Adjusted Prior Month Inventory                 0               0.00      Adjusted Prior Month Inventory               0           0
Current Month Repos                            0               0.00                 Current Month Repos               0           0
Repos Actually Liquidated                      0               0.00        Repos from Trust Liquidation               0           0
Repos Liquidated at 60+ or 150+                0               0.00           Repos Actually Liquidated               0           0
Dealer Payoff                                  0               0.00                       Dealer Payoff               0           0
Redeemed / Cured                               0               0.00                      Redeemed/Cured               0           0
Purchased Repos                                0               0.00                     Purchased Repos               0           0
Current Month Inventory                        0               0.00             Current Month Inventory               0           0

* The Prior Month Inventory reported this month may differ due to payment or NSF activity.


LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                    # OF CONTRACTS        AMOUNT
Current Month Balance                          0            0.00
Cumulative Balance                             0            0.00
Current Month Proceeds                                      0.00
Cumulative Proceeds                                         0.00
Current Month Recoveries                                    0.00
Cumulative Recoveries                                       0.00


                                                 RECEIVABLES LIQUIDATED AT 150 OR
                                                 MORE DAYS DELINQUENT, 60 OR MORE
                                                 DAYS PAST THE DATE AVAILABLE FOR SALE         CUMULATIVE RECEIVABLE
                                                 AND BY ELECTION:                              LIQUIDATED AT 150+ AND 60+:
                                                    Balance             Units                         Balance      Units
Prior Month                                            0.00                 0                            0.00          0
Current Trust Liquidation Balance                      0.00                 0                            0.00          0
Current Monthly Principal Payments                     0.00
Reopened Loan Due to NSF                               0.00                 0
Current Repurchases                                    0.00                 0
Current Recovery Sale Proceeds                         0.00                 0
Deficiency Balance of Sold Vehicles                    0.00
EOP                                                    0.00                 0                            0.00          0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
     SPREAD ACCOUNT RECONCILIATION
                                                                                          REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         4,576,646.16
Investment Income                                                         1,602.42
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                     9,123,703.11

Spread Account Release Amount                                         4,578,248.58

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 4,578,248.58
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,818,181.80
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      2,403.66
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (2,403.66)
Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                               0.00

EOP Balance                                                           6,818,181.80

Overcollateralization Amount                                          4,578,248.58

Current Month Total Enhancement Amount                               15,941,884.91           5.41%

Required Total Enhancement Amount                                    29,455,448.99          10.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                              CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
       UP TO MONTH        TRIGGER EVENT  EVENT OF DEFAULT     UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT
            3                 1.01%          1.27%                 3              2.02%             2.31%
            6                 2.02%          2.33%                 6              4.03%             4.23%
            9                 2.52%          2.96%                 9              4.79%             5.39%
            12                4.03%          4.23%                12              7.57%             7.69%
            15                4.58%          4.81%                15              8.71%             8.75%
            18                5.50%          5.77%                18             11.00%             10.49%
            21                6.00%          6.73%                21             11.54%             12.24%
            24                6.65%          7.31%                24             12.08%             13.28%
            27                7.07%          7.89%                27             12.86%             14.34%
            30                7.71%          8.46%                30             14.02%             15.38%
            33                8.14%          9.04%                33             14.80%             16.44%
            36                8.57%          9.42%                36             15.58%             17.14%
            39                8.79%          9.61%                39             15.98%             17.48%
            42                9.00%         10.00%                42             16.36%             18.18%
            45                9.00%         10.00%                45             16.36%             18.18%
            48                9.00%         10.00%                48             16.36%             18.18%
            51                9.00%         10.00%                51             16.36%             18.18%
            54                9.00%         10.00%                54             16.36%             18.18%
            57                9.00%         10.00%                57             16.36%             18.18%
            60                9.00%         10.00%                60             16.36%             18.18%
            63                9.00%         10.00%                63             16.36%             18.18%
            66                9.00%         10.00%                66             16.36%             18.18%
            69                9.00%         10.00%                69             16.36%             18.18%
            72                9.00%         10.00%                72             16.36%             18.18%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
        UP TO MONTH           TRIGGER EVENT   EVENT OF DEFAULT
            12                    6.00%           8.00%
            24                    7.00%           9.00%
            72                    8.00%          10.00%
--------------------------------------------------------------------------------



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of March 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.







/s/ Maureen E. Morley
---------------------
Maureen E. Morley
Vice President and Controller